UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by Registrant
[   ] Filed by Party other than the Registrant

Check the appropriate box:
[X] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a -11(c) or §240.14a -12

American Natural Energy Corporation
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the Fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement Number:

	3)	Filing Party:

	4)	Date Filed:

American Natural Energy Corporation
6100 South Yale – Suite 2010
Tulsa, Oklahoma 74136 USA

Notice of Annual Meeting of Shareholders
January 11, 2013

Notice is hereby given that the Annual Meeting of Shareholders of American Natural Energy Corporation, an Oklahoma corporation (the "Company"), will be held at the offices of the Company at 6100 South Yale – Suite 2010, Tulsa, Oklahoma, on Friday, January 11, 2013, at 10:00 AM, local time, for the following purposes:

1.	To elect five (5) directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified;

2.	To consider and act upon a proposal to approve the American Natural Energy Corporation 2012 Stock Option Plan;

3.

To consider and act upon a proposal to approve the conversion of all debentures and the exercise of all warrants sold or to be sold by the Company to Palo Verde Acquisitions, LLC pursuant to the Securities Purchase Agreement dated August 13, 2012, between the Company and Palo Verde Acquisitions, LLC;

4.	To ratify the appointment of MaloneBailey LLP as our independent registered public accountants; and

5.	To transact such other business as may properly come before the meeting, or any adjournments thereof.

Information with respect to the above is set forth in the Proxy Statement which accompanies this Notice. Only holders of shares of our Common Stock of record at the close of business on November 19, 2012 (the "Record Date") are entitled to notice of and to vote at the meeting. A list of the shareholders entitled to vote at the meeting will be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of 10 days prior to the date of the meeting at the offices of the Company and at the time and place of the meeting.

We hope that all of our shareholders who can conveniently do so will attend the meeting. Shareholders who do not expect to be able to attend the meeting are requested to mark, date and sign the enclosed proxy and return the same in the enclosed addressed envelope which is intended for your convenience.

Steven P. Ensz, Secretary

Dated: November 30, 2012

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on January 11, 2013

The Proxy Statement and our 2011 Annual Report on Form 10-K are available on the internet at: http://www.annrg.com/annualmeetinginformation.pdf

Table of Contents

Caption	Page

The Meeting	3

Proxy Voting Options	5

Item 1. Election of Directors	6

Certain Relationships and Related Transactions	11

Item 2. To consider and act upon a proposal to approve the American Natural Energy Corporation 2012 Stock Option Plan	15

Item 3. To consider and act upon a proposal to approve the conversion of all debentures and the exercise of all warrants sold or to be sold by the Company to Palo Verde Acquisitions, LLC pursuant to the Securities Purchase Agreement dated August 13, 2012, between the Company and Palo Verde Acquisitions, LLC	18

Item 4. Ratify the Appointment of MaloneBailey LLP as Our Independent Registered Public Accountants	20

Common Stock Ownership of Certain Beneficial Owners and Management	22

General	23

AMERICAN NATURAL ENERGY CORPORATION
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

THE MEETING

The enclosed proxy is solicited by the Board of Directors of American Natural Energy Corporation, an Oklahoma corporation (the "Company"), from the holders of shares of Common Stock, $0.001 par value, of the Company ("Common Stock") to be voted at our Annual Meeting of Shareholders (the "Meeting") to be held at our offices at 6100 South Yale – Suite 2010, Tulsa, Oklahoma, on Friday, January 11, 2013, at 10:00 AM, local time, and at any adjournments thereof. This proxy statement and accompanying proxy were first sent on or about November 30, 2012 to shareholders of record on November 19, 2012.

The only business which the Board of Directors intends to present or knows that others will present at the Meeting is (i) the election of five (5) Directors of the Company to hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified, (ii) to consider and act upon a proposal to approve the American Natural Energy Corporation 2012 Stock Option Plan, (iii) to consider and act upon a proposal approve the conversion of all debentures and the exercise of all warrants sold or to be sold by the Company to Palo Verde Acquisitions, LLC pursuant to the Securities Purchase Agreement dated August 13, 2012, between the Company and Palo Verde Acquisitions, LLC, and (iv) to ratify the appointment of MaloneBailey LLP as our independent registered public accountants. Management does not know of any other business to be brought before the Meeting but it is intended that as to any other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons acting thereunder. If proxies in the enclosed form are properly executed and returned, the Common Stock represented thereby will be voted at the Meeting in accordance with the shareholder's direction. Any shareholder giving a proxy has the power to revoke it at any time before the proxy is voted by revoking it in writing, by executing a later dated proxy or appearing at the Meeting and voting in person. Any writing revoking a proxy should be addressed to Steven P. Ensz, Secretary of the Company, at the address set forth below.

The Directors to be elected at the Meeting will be elected by a plurality of the votes cast by the holders of Common Stock present in person or by proxy and entitled to vote. Votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because Directors will be elected by a plurality of votes cast. The affirmative vote of the holders of shares representing a majority in voting power of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote is necessary for approval of the proposals: (i) to consider and act upon a proposal to approve the American Natural Energy Corporation 2012 Stock Option Plan, (ii) to consider and act upon a proposal approve the conversion of all debentures and the exercise of all warrants sold or to be sold by the Company to Palo Verde Acquisitions, LLC pursuant to the Securities Purchase Agreement dated August 13, 2012, between the Company and Palo Verde Acquisitions, LLC, and (iii) to ratify the appointment of MaloneBailey LLP as our independent registered public accountants. Abstentions, which may be specified on all proposals except the election of directors, will have the effect of a negative vote.

You may vote in person at the Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Meeting. You can always change your vote at the Meeting.

If you are a registered shareholder (meaning your name is included on the security holder file maintained by our transfer agent, Computershare Trust Co. N.A.), you can vote in person or by using the internet or telephone as instructed in the section below captioned "Proxy Voting Options" or by completing, signing, dating and returning your proxy card in the enclosed envelope.

For purposes of the Meeting, brokers will be prohibited from exercising discretionary authority with respect to all items except the ratification of the appointment of MaloneBailey LLP as our independent registered public accountants. If the organization that holds your shares does not receive instructions from you on how to vote your shares on these matters, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote." Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results.

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

THE FOLLOWING INSTRUCTIONS APPLY ONLY TO PERSONS HOLDING THEIR SHARES IN THEIR NAME. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKERAGE FIRM OR OTHER NOMINEE, DO NOT USE THE FOLLOWING INSTRUCTIONS. YOU WILL RECEIVE INSTRUCTIONS FROM THE BANK, BROKERAGE FIRM OR OTHER NOMINEE THAT YOU MUST FOLLOW IN ORDER TO HAVE YOUR SHARES VOTED.

INTERNET VOTING – Access "www.investorvote.com/ANRU" and follow the on-screen instructions. Have your proxy card available when you access the web page and use your Identification Number shown on your proxy card. Please view the proxy materials first.

TELEPHONE VOTING – Call toll-free 1-800-652-VOTE (8683) in the United States, United States Territories or Canada at any time on any touch-tone telephone and follow the instructions on the recorded message. Have your proxy card available when you call and use your Identification Number shown on your proxy card. Please view the proxy materials first.

Vote online/phone until 10:00 AM CT on January 9, 2013.

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON – You may vote your shares in person by attending the Meeting.

TO VIEW THE PROXY MATERIALS – The Notice of Meeting, Proxy Statement and Proxy Card can be viewed at http://www.annrg.com/annualmeetinginformation.pdf.

TO REQUEST COPIES OF THE PROXY MATERIALS – Email information@annrg.com.

Have your proxy card or voting instruction form in hand and follow the instructions.

Please note that if your shares are held by a bank, brokerage firm or other nominee, and you decide to attend and vote at the Meeting, your vote in person at the Meeting will not be effective unless you present a legal proxy, issued in your name from your bank, brokerage firm, or other holder of record.

Whether or not you expect to personally attend the Meeting, we urge you to vote your shares by phone, via the internet or by signing, dating and returning the enclosed proxy card. Voting early will ensure the presence of a quorum at the Meeting and will save the Company the expense and extra work of possible additional solicitation. An addressed envelope, postage paid if mailed in the United States, is enclosed if you wish to vote your shares by returning your completed proxy card by mail. Submitting your proxy now will not prevent you from voting at the Meeting, as your vote by proxy is revocable at your option as set out below.

Voting by the internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the internet or telephone, you help us reduce postage and proxy tabulation costs.

Only holders of record of our Common Stock as of the close of business on November 19, 2012 are entitled to vote at the Meeting or any adjournments thereof. On such date, we had outstanding voting securities consisting of 26,405,085 shares of Common Stock, each of which shares is entitled to one (1) vote on all proposals submitted to a vote of shareholders at the Meeting. Under our By-laws, except as otherwise provided by statute or by our Certificate of Incorporation, a quorum of shareholders at all meetings constitutes no less than one-third of our shares issued and outstanding as of the Record Date, present in person or represented by a proxy.

The Company will pay the costs of preparing, assembling and mailing the Proxy Statement, form of proxy and other material used in the solicitation of proxies. In addition, the Company will reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners of our Common Stock. To the extent necessary to ensure sufficient representation, officers and employees of the Company may solicit proxies in person or by telephone without additional compensation.

Our principal executive office address and the location of the Meeting is 6100 South Yale – Suite 2010, Tulsa, Oklahoma 74136. Our telephone number of our principal executive office is (918) 481-1440.

This Proxy Statement and the enclosed Form of Proxy will be made available on our website or mailed to our shareholders on or about November 30, 2012.

ITEM 1.	ELECTION OF DIRECTORS

At the Meeting, it is proposed to elect five (5) Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. It is intended that, unless otherwise indicated, the shares of Common Stock represented by proxies solicited by the Board of Directors will be voted for the election as Directors of the five (5) nominees hereinafter named. If, for any reason, any of said nominees shall become unavailable for election, which is not now anticipated, the proxies will be voted for the other nominees and may be voted for a substitute nominee designated by the Board of Directors. Each nominee has indicated that he is willing and able to serve as a Director if elected, and, accordingly, the Board of Directors does not have in mind any substitute.

The Board of Directors recommends that you vote FOR this Item 1.

The nominees as Director and their ages are as follows:

Name	Age
Michael K. Paulk	63
Steven P. Ensz	60
Douglas B. MacGregor	60
James L. Ferraro	55
William Yuan	51

Michael K. Paulk: Mr. Paulk was elected as a director and appointed the President and Chief Executive Officer of the Company in July 2001. Mr. Paulk previously served as President and a Director of Gothic Energy Corporation, a company then engaged in the acquisition, development, exploration and production of natural gas and oil, from October 1994 to January 2001, when it was acquired by Chesapeake Energy Corporation. Mr. Paulk has been involved in the oil and gas industry for more than 30 years. Our Board of Directors believes that this experience as well as his employment with the Company since 2001 qualifies him for election to our Board of Directors.

Steven P. Ensz: Mr. Ensz has been Vice-President, Finance and Chief Financial Officer and Secretary and a Director of the Company since July 2001. He is a certified public accountant and is responsible for all of the Company's financial disclosure and reporting. From March 1998 to January 2001, he held a similar position with Gothic Energy Corporation, and from July 1991 to February 1998, he was Vice-President, Finance of Anglo-Suisse, Inc., an oil and natural gas exploration and production company. Mr. Ensz has held various positions within the energy industry, including President of Waterford Energy, an independent oil and gas producer, for more than 25 years. Our Board of Directors believes that this experience as well as his employment with the Company since 2001 qualifies him for election to our Board of Directors.

Douglas B. MacGregor: Mr. MacGregor has served as a director of the Company since August 13, 2012. For the past five years, Mr. MacGregor has been retired from full time work and has focused on his personal investments and business portfolio. From 2002 until 2006, Mr. MacGregor was a partner in the Eyes of Texas Partners. From 1999 until 2001, he was a Fellow in the Harvard Leadership Initiative, an arm of the Harvard Business School. Prior to his Harvard Fellowship, from 1993 until 1999 he worked as vice president and general manager of five different divisions of Austin-based Dell Computer Corporation. While at Dell Computer Corporation, Mr. MacGregor spent two years as a member of the 15-member Executive Committee that managed operations. From 1992 until 1993, Mr. MacGregor was Vice President of Hardware of Data General Corporation. In 1986, Mr. MacGregor founded Solbourne Computer Incorporated, a Japanese-based company that partnered with Matsushita Electric Industrial Co., and in 1987 Solbourne Computer Incorporated relocated to the United States in Colorado and started the clone market for UNIX workstations in America. Mr. MacGregor received his doctorate in Information Science at Kyoto University in Japan after completing a five-year term as a microprocessor designer at Austin-based Motorola, Inc. He completed his master's degree in computer science at the University Illinois in 1980 after obtaining his Bachelor of Arts in history from the University of Maryland in 1977. Mr. MacGregor has also established The MacGregor Foundation, a non-profit organization committed to support 12-step based drug and alcohol. In 1999, Mr. MacGregor endowed the Muroga-Faiman Professorship at the University of Illinois and has been a member of the United Way Alexis de Tocqueville Society. He is currently a Foundation Board member for Western Colorado State University. Our Board of Directors believes that the various business positions held by Mr. MacGregor over the past several years make him well suited to serve as a member of our Board of Directors.

James L. Ferraro: Mr. Ferraro has served as a director of the Company since August 13, 2012. Mr. Ferraro obtained his Bachelor of Business Administration in 1978 and Master of Science in Accounting in 1979 from the University of Miami. In 1983, he earned his Juris Doctor from the University of Miami School of Law. He became a Certified Public Accountant in 1980. Following his law school graduation, Mr. Ferraro represented athletes and worked for a civil litigation defense firm. In 1985, he launched his own mass tort and wrongful death litigation practice. In 1997, he opened another law firm, Kelley & Ferraro, with partner Michael V. Kelley in Cleveland, Ohio. Mr. Ferraro has focused his law practices in the areas of asbestos litigation, products liability, catastrophic personal injury and wrongful death, environmental disasters, toxic torts, defective drugs, medical malpractice, family law, white-collar criminal defense, False Claims Act qui tam matters and tax whistle-blower claims. Mr. Ferraro's firms now handle nearly 50,000 asbestos cases, and are known for their environmental toxic tort practice. In 1996, Mr. Ferraro successfully went to trial against DuPont in the first case ever prosecuted against a chemical company for causing a birth defect. Because of that case, Mr. Ferraro was named one of the national finalists for Trial Lawyer of the Year in 1997. He is a member of the Ohio, New York, Florida and Massachusetts Bars. Our Board of Directors believes that Mr. Ferraro's experience in advising various clients over the years will assist him in adding insight on numerous issues and makes him well qualified to serve on our Board of Directors.

William Yuan: Mr. Yuan has served as a director of the Company since August 13, 2012. Since 2006, Mr. Yuan has been the Chairman of Fortress Holdings Group, an Asia-based mixed-staged venture capital and investment holding company, and Co-Chairman of Auga Group, as well as its subsidiary, Guangzhou Kingstar Culture Media Investment Co Ltd. Since 2005, he has also been Chairman of the merchant banking business of overseas Virgo Capital Holdings, which specializes in China's cable industry. Mr. Yuan began his finance career at Goldman Sachs as an investment banker in mergers & acquisitions, after attending Cornell University, where he received his B.S. degree in Economics & Marketing in 1983. Mr. Yuan also earned a Baker Scholar of achievement in econometrics as a Mason Fellow from Harvard University's JFK School of Economics and Government in 1983. He then served from 1988 until 1993 as a senior-vice president and co-manager at Morgan Stanley Smith Barney's Portfolio Management Corporation with dual functions as co-head of the Capital Markets Derivative team, and Chairman of the Technology Investment Management and Executive Policy Committee. In 1993, Mr. Yuan then became founder and managing director of the Corporate Institutional Services Group at Merrill Lynch Asset Management. From 1994 until 1997, he was the President and Head of Merrill Lynch Asset Management Asia, and Chairman of Merrill Lynch Global Asset Allocation Committee, which had $488 billion under management. From 1995 until 1996, Mr. Yuan was the Chief Investment Officer and Portfolio Manager of the $1.2 Billion AmerAsia Hedge Fund domiciled in Asia with special emphasis on technology, media and entertainment and telecom. Mr. Yuan also serves on the board of directors of Tech Venture Alliance (a privately-held technology venture investment company) and Terra Nostra Resources Corp. (a privately-held steel and copper manufacturer), and has previously served the boards of Gumtech International which became Matrixx Initiatives (a Nasdaq-listed branded consumer products company specializing in pharmaceutical drug delivery systems), Swedish Match (a public consumer products and research & development company in Sweden, specializing in development of pharmaceutical drugs for oncology industry), IPG Group (a public company based in Toronto specializing in next generation commercial real estate and ecommerce platforms) and Digital Island Technologies (a publicly-traded technology, commercial ISP and data management company). Our Board of Directors believes that the various leadership roles in business held by Mr. Yuan over the years will add a unique and needed perspective to our Board of Directors.

In connection with the closing of the Palo Verde Purchase Agreement (as defined in Item 4 below), the Board of Directors of the Company agreed with Palo Verde (as defined in Item 4 below) to fill three of the vacancies on the Board of Directors with individuals selected by Palo Verde. On August 13, 2012, Palo Verde recommended each of Mr. Douglas B. MacGregor, Mr. James L. Ferraro and Mr. William Yuan to fill such vacancies and the Board of Directors of the Company elected each such individual to fill a vacancy on the Board of Directors until the next annual meeting of shareholders of the Company and until such individual's respective successor is duly elected and qualifies, unless such individual sooner dies, retires or resigns.

Executive Officers

The current executive officers of the Company are the following:

Name	Position
Michael K. Paulk	President and Director
Steven P. Ensz	Vice President, Finance, Chief Financial Officer, Secretary and Director

The employment background and ages of Messrs. Paulk and Ensz are described above.

Director Compensation

None of our directors received any compensation, including equity awards, during the year ended December 31, 2011.

Our Directors do not receive any cash compensation for serving in that capacity; however, they are reimbursed for their out-of-pocket expenses in attending meetings. Pursuant to the terms of our 2001 Stock Incentive Plan, each non-employee Director who was first elected or appointed after February 1, 2002 automatically received an option grant for 5,000 shares on the date such person joined the Board. In addition, on the date of each annual shareholder meeting, provided such person had served as a non-employee Director for at least six months, each non-employee Board member who was to continue to serve as a non-employee Board member was automatically granted an option to purchase 500 shares. Each such option had a term of ten years, subject to earlier termination following such person's cessation of Board service, and is subject to certain vesting provisions. Our 2001 Stock Incentive Plan expired on December 14, 2011, provided that all outstanding options and unvested stock issuances will continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

Corporate Governance and Board Matters

Board of Directors. Our Board of Directors held one meeting during the year ended December 31, 2011. Each of our Directors participated in the meeting of the Board and of each committee of the board of which he is a member. In addition, the Board of Directors took action one time during fiscal 2011 by unanimous written consent.

In the opinion of our Board of Directors, Messrs. MacGregor, Ferraro and Yuan are "independent" within the meaning of Rule 4200(a)(15) of the NASDAQ listing standards and Messrs. Paulk and Ensz are not "independent" within the meaning of those standards. We have no independent lead Director in view of the stage of development of our revenues, scope of exploration and development activities and financial condition. The Board attempts to exert risk oversight in connection with its review and approval of proposed transactions we seek to enter into which is consistent with the Board's leadership structure. Our Board views good corporate governance and ethical business conduct as an integral component to the success of the Company and to meet responsibilities to shareholders.

None of our Directors are directors of other issuers required to file periodic reports pursuant to Section 13 or 15(d) of the Exchange Act.

By virtue of the small scale of our business activities, we do not provide our new or existing board members with either formal orientation or continuing education. New Board members are provided with information respecting the functioning of our Board and committees, copies of our corporate governance policies, access to our recent, publicly filed documents and internal information, and access to management. Our Board members are encouraged to communicate with management, auditors and technical consultants; to keep themselves current with industry trends and developments and changes in legislation with management's assistance; and to attend related industry seminars and visit our operations.

Committees of the Board

The Board of Directors has a standing Audit Committee and no other standing committees.

Audit Committee. The Audit Committee of our Board of Directors consists of Mr. MacGregor, Ferraro and Yuan. Under our Audit Committee Charter, our Audit Committee's responsibilities include, among other responsibilities, the appointment, compensation and oversight of the work performed by our independent auditor, the adoption and assurance of compliance with a pre-approval policy with respect to services provided by the independent auditor, at least annually, obtain and review a report by our independent auditor as to relationships between the independent auditor and the Company so as to assure the independence of the independent auditor, review the annual audited and quarterly financial statements with our management and the independent auditor, and discuss with the independent auditor their required disclosure relating to the conduct of the audit. The Audit Committee met one time during the year ended December 31, 2011.

On March 30, 2012, our Audit Committee discussed our audited financial statements with management and also discussed with MaloneBailey LLP, our independent registered accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended. The Audit Committee received from MaloneBailey LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding MaloneBailey LLP's communications with the Audit Committee concerning independence and discussed with MaloneBailey LLP the independence of their firm. Based on that review and those discussions, our Audit Committee recommended that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

THE AUDIT COMMITTEE

Douglas B. MacGregor
James L. Ferraro
William Yuan

Our Audit Committee Charter, as adopted on April 22, 2004, is attached as Annex A to this Proxy Statement.

Our Board of Directors has determined that the Board does not have an Audit Committee Financial Expert serving on its Audit Committee. We do not have an Audit Committee Financial Expert serving on our Audit Committee because at this time the limited magnitude of our revenues and operations does not, in the view of the Board of Directors, justify or require that we obtain the services of a person having the attributes required to be an Audit Committee Financial Expert on our Board of Directors and Audit Committee. Our Board of Directors may in the future determine that a member elected to the Board in the future has the attributes to be determined to be an Audit Committee Financial Expert.

Nominating Committee and Process for Director Nominations. We do not have a standing nominating committee. Under the rules of the TSX Venture Exchange on which our shares of Common Stock are listed, we are not required to have such a committee. Our Board of Directors is of the view that because of the limited magnitude of our revenues and operations at this time, it is appropriate for us not to have a nominating committee. Each Director of the Company has the opportunity to participate in the consideration of nominees for election as Directors and to suggest prospective nominees.

We have not adopted a formal policy with regard to the consideration of candidates for nomination by the Board for election as Directors. Because of the limited magnitude of our revenues and operations at this time, our Board of Directors believes it is appropriate for us not to have such a policy. As such, each of the current directors participates in the consideration of director nominees. In connection with the upcoming Meeting, each nominee for Director named herein nominated the other four Director nominees named herein as a candidate for reelection as director.

Our entire Board considers not less than annually the performance of each of our officers and Directors with a view to determining whether they are performing effectively.

The Board of Directors will consider candidates for director nominees that are recommended by shareholders of the Company in accordance with the procedures set forth below. Any such nominations should be submitted to the Board of Directors in care of the President to American Natural Energy Corporation, 6100 South Yale – Suite 2010, Tulsa, Oklahoma 74136 and accompany it with the following information:

  Appropriate biographical information, a statement as to the qualifications of the nominee and any other information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

  The name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of the Company's common stock which are owned beneficially and of record by such shareholder(s).

The written recommendation should be submitted in the time frame described under the caption "General—Submission of Shareholders' Proposals for Next Annual Meeting" below.

In evaluating potential director candidates, the Board will take into consideration such factors that it deems appropriate for the needs of the Board of Directors. Generally, the Board will evaluate new potential director candidates by reviewing their biographical information and qualifications and checking the candidates' references. Those candidates determined to be of interest will be subject to interview by the Board. Using the information obtained and input from the interview, the Board will evaluate whether a prospective candidate is qualified to serve as a director and whether the Board of Directors will nominate the prospective candidate or elect such candidate to fill a vacancy on the Board. Our Board of Directors believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities. Although the Board may also consider other aspects of diversity, including race, gender and national origin, these factors are not a prerequisite for any prospective nominee. Consequently, while the Board evaluates the mix of experience and skills of the Board of Directors as a group, the Board does not monitor the effectiveness of its policies with respect to diversity of race, gender or national origin.

Compensation Committee. Our Board of Directors has not appointed a compensation committee.

Our full Board of Directors acts on matters involving the compensation of our executive officers and employees and the grant of options under our option plan. Executive officers who are Directors whose compensation is being considered do not participate in Board actions regarding their compensation. The Board of Directors seeks to assure that our executive officers are adequately and fairly compensated and that their compensation is competitive with other similar-sized companies in the oil and gas exploration and production industry and, at the same time, reflecting their individual performance and responsibilities within the Company. To date, the Board has generally compensated our executive officers through the payment of a base salary and the grant incentive awards in the form of stock options. We do not have any employment agreements with our executive officers.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer and principal financial and accounting officer. A copy of our Code of Ethics was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2003. The Company undertakes to provide any person without charge, upon request, a copy of the Code of Ethics. Requests may be directed to American Natural Energy Corporation, 6100 South Yale – Suite 2010, Tulsa, Oklahoma 74136, or by calling (918) 481-1440.

Communicating With the Board of Directors

Shareholders or other interested parties may communicate with the entire Board of Directors, specified individual Directors, or certain Directors as a group by writing to the secretary of the Company at 6100 South Yale – Suite 2010, Tulsa, OK 74136. All such correspondence will be forwarded to the specified Director or group of Directors.

We urge but do not require Board members to attend annual meetings of shareholders. All of our Directors attended our annual meeting of shareholders held on November 15, 2011 in Tulsa, Oklahoma.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All transactions between us and our subsidiaries with any of our officers and Directors are subject to approval by a majority of our Directors having no interest in the transaction. The transaction will be reviewed prior to being entered into on the basis of whether the transaction is on terms substantially equivalent to the terms that would exist between us and a non-affiliated person. Transactions with our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, are subject to the standards set forth in our written Code of Ethics.

On February 15, 2011, Michael K. Paulk, a director and the President and Chief Executive Officer of the Company, and Steven P. Ensz, a director and Vice-President, Finance and Chief Financial Officer and Secretary of the Company, made a loan to the Company in the amount of $500,000. In return, the Company executed a $500,000 unsecured short-term note in favor of Mr. Paulk and Mr. Ensz. The note accrued interest at the rate of 10% per annum. Accrued interest on the note was payable monthly and the principal was due in full upon maturity. The note matured on February 15, 2012, and was renewed through February 15, 2013. Proceeds from the loan from Mr. Paulk and Mr. Ensz were used by the Company to pay its outstanding obligation to BOKF, NA dba Bank of Oklahoma and for working capital purposes. The Company paid no principal and $41,805 in interest in connection with the loan during 2011. In total, the Company paid $81,269 of interest in connection with the loan through September 28, 2012.

On March 31, 2011, the Company purchased working interests in 3 wells from TPC Energy LLC ("TPC Energy") for $300,000. The transfer of the working interests was effective as of January 1, 2011. Michael K. Paulk, a director and the President and Chief Executive Officer of the Company, and Steven P. Ensz, a director and Vice-President, Finance and Chief Financial Officer and Secretary of the Company, are each minority owners of TPC Energy. The purchase price was financed by TPC Energy, and, accordingly, the Company executed a note in favor of TPC Energy in the amount of the purchase price. The note, dated as of March 31, 2011, accrues interest at the rate of 10% per annum. Principal payments of $12,500 together with accrued interest are due monthly under the note. During the effective date of January 1, 2011 through the closing date of March 31, 2011, revenues of $95,662 were recorded as a net purchase price adjustment in relation to the transaction that lowered the principal balance of the note to $204,338. Furthermore, cash payments totaling $40,155 were also applied to the note during 2011, leaving a remaining principal balance due under the note of $164,183 as of December 31, 2011. No additional principal payments have been made since that date. The Company paid TPC Energy $40,155 in principal and $21,232 in interest under the note during 2011. As of September 1, 2012, $164,162 of principal remained outstanding under the note.

Executive Compensation

The following table sets forth the compensation of our principal executive officer and all of our other executive officers for the two fiscal years ended December 31, 2011 who received total compensation exceeding $100,000 for the year ended December 31, 2011 and who served in such capacities at December 31, 2011.

SUMMARY COMPENSATION TABLE
Annual Compensation

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)(1) (e)	Option Awards ($)(1) (f)	Non- Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Michael K. Paulk,	2011	$150,000	-0-	-0-	-0-	-0-	-0-	-0-	$150,000
President and CEO(2)	2010	$150,000	-0-	-0-	$196,987	-0-	-0-	-0-	$346,987
Steven P. Ensz	2011	$150,000	-0-	-0-	-0-	-0-	-0-	-0-	$150,000
Executive Vice President and CFO(2)	2010	$150,000	-0-	-0-	$196,987	-0-	-0-	-0-	$346,987

(1)

Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FASB ASC 718. See Note 1 to Notes to Consolidated Financial Statements for the year ended December 31, 2011.

(2)	Messrs. Paulk and Ensz are also Directors of our company; however they receive no additional compensation for serving in those capacities.

We do not have any employment contracts with any of our executive officers or other significant employees.

Outstanding Equity Awards at December 31, 2011

The following table provides information with respect to our named executive officers above regarding outstanding equity awards held at December 31, 2011.

	Option Awards				Stock Awards
Name (a)	Number of securities underlying unexercised Options (#) Exercisable/ Unexercisable (b-c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of shares or units of Stock held that have not vested (#) (g)	Market value of shares or units of Stock held that have not vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or payout value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Michael K. Paulk	150,000/0(1)	-0-	0.90	9/8/14	-0-	-0-	-0-	-0-
	660,000/0(1)	-0-	0.30	11/30/15	-0-	-0-	-0-	-0-
Steven P. Ensz	150,000/0(1)	-0-	0.90	9/8/14	-0-	-0-	-0-	-0-
	660,000/0(1)	-0-	0.30	11/30/15	-0-	-0-	-0-	-0-

(1)	All of these options have vested.

Compensation Committee Report

We do not have a Compensation Committee. Our full Board of Directors acts on matters involving the compensation of our executive officers and employees and the grant of options under our option plan. The full Board of Directors has reviewed and discussed the compensation discussion and analysis included in this proxy statement with management of the Company, and based on such review and discussions, the full Board of Directors has recommended that the compensation discussion and analysis be included in this proxy statement.

THE BOARD OF DIRECTORS

Michael K. Paulk
Steven P. Ensz
Douglas B. MacGregor
James L. Ferraro
William Yuan

Compensation Committee Interlocks and Insider Participation

We do not have a Compensation Committee. As mentioned above, our full Board of Directors, which includes Michael K. Paulk, Steven P. Ensz, Douglas B. MacGregor, James L. Ferraro and William Yuan, acts on matters involving the compensation of our executive officers and employees and the grant of options under our option plan. Messrs. Paulk and Ensz are executive officers of the Company. Executive officers who are Directors whose compensation is being considered do not participate in Board actions regarding their compensation. During 2011, none of our executive officers served on the board of directors or on the compensation committee of any other entity who had an executive officer that served on our Board of Directors.

ITEM 2.	TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE COMPANY'S 2012 STOCK OPTION PLAN.

At the Meeting, it is proposed to seek shareholder approval of a new 10% rolling stock option plan (the "New Plan"). This proposal is being submitted to shareholders for approval because (1) the Company's shares are listed on the TSX Venture Exchange (the "TSXV") and the TSXV requires shareholder approval of stock incentive plans and (2) shareholder approval of the New Plan is required in order to allow "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code) to be granted under the New Plan. A copy of the New Plan can be found in the accompanying Annex B, and the following summary of the New Plan's material terms is qualified in its entirety by reference to the full text. Shareholders are urged to read the full New Plan as set forth in Annex B to this proxy statement.

The Board of Directors recommends that you vote FOR this Item 2.

Expired Stock Incentive Plan

The Company’s 2001 stock incentive plan (the "Expired Plan") expired pursuant to its terms in December, 2011. The Expired Plan was divided into five separate components: (i) the Discretionary Option Grant Program under which eligible individuals in the Company's employ or service (including officers, directors, consultants and advisors) could be granted options to purchase shares of Common Stock, (ii) the Stock Issuance Program under which such individuals could be issued shares of Common Stock directly, (iii) the Salary Investment Option Grant Program which could be activated for one or more calendar years and, if so activated, allowed executive officers and other highly compensated employees the opportunity to apply a portion of their base salary to the acquisition of stock option grants, (iv) the Automatic Option Grant Program under which option grants could be automatically made at periodic intervals to eligible, non-employee members of the Board of Directors to purchase shares of Common Stock at an exercise price equal to their fair market value on the grant date, and (v) the Director Fee Option Grant Program which could be activated, and, if so activated, would allow non-employee Board members the opportunity to apply a portion of any annual retainer fee otherwise payable to them in cash each year to the acquisition of stock option grants. Under the Expired Plan, 5,000,000 shares of Common Stock were reserved for issuance pursuant to the plan, representing approximately 16.1% of the Company’s outstanding Common Stock. 2,505,000 options are currently outstanding under the Expired Plan.

Description of the New Plan

The Board of Directors of the Company has determined that it is in the best interests of the Company to implement the New Plan. The New Plan was adopted by the Board of Directors of the Company on October 17, 2012, subject to the approval of shareholders. The New Plan provides for the grant of incentive stock options similar to those granted under the Discretionary Option Grant Program in the Expired Plan, but does not contain formal arrangements for the other four components of compensation included in the Expired Plan. The New Plan also includes certain features intended to comply with TSXV requirements.

The purpose of the New Plan is to allow the Company to grant options to directors, officers, employees and consultants, as additional compensation, and as an opportunity to participate in the success of the Company. The granting of such options is intended to align the interests of such persons with that of the shareholders. Options will be exercisable over periods of up to ten years as determined by the Board of Directors of the Company and are required to have an exercise price no less than the closing market price of the Company's shares prevailing on the day that the option is granted, less a discount up to the maximum discount permitted by the policies of the TSXV.

At the time of grant of any option, the aggregate number of shares of Common Stock reserved for issuance under the New Plan which may be made subject to options at any time and from time to time (including those issuable upon the exercise of options outstanding under the Expired Plan) together with those shares of Common Stock reserved for issuance at such time under any other established or proposed share compensation arrangement of the Company shall not exceed 10% of the total number of issued and outstanding shares of Common Stock, on a non-diluted basis, as constituted on the grant date of such option.

Any shares of Common Stock subject to an option which has been granted under the New Plan and which has been subsequently cancelled or terminated in accordance with the terms of the New Plan, without having been exercised, will again be available for issuance pursuant to the exercise of options granted under the New Plan.

The number of shares of Common Stock which may be issuable under the New Plan and all of the Company's other previously established or proposed share compensation arrangements, within a one-year period:

(a)

to any one optionee, shall not exceed 5% of the total number of issued and outstanding shares of Common Stock on the grant date on a non-diluted basis (unless the Company receives disinterested shareholder approval in accordance with the policies of TSXV);

(b)	to “Insiders” (As defined in TSXV rules and policies) as a group shall not exceed 10% of the total number of issued and outstanding shares of Common Stock on the grant date on a non-diluted basis;

(c)	to any one consultant shall not exceed 2% of the total number of issued and outstanding shares of Common Stock on the grant date on a non-diluted basis; and

(d)

to all eligible persons who undertake investor relations activities shall not exceed 2% in the aggregate of the total number of issued and outstanding shares of Common Stock on the grant date on a non-diluted basis.

Additional material terms of the New Plan are as follows:

Administration. The Board of Directors administers the New Plan and has authority to make awards under the New Plan, to set the terms of the awards, to interpret the New Plan, to establish any rules or regulations relating to the New Plan that it determines to be appropriate and to make any other determination that it believes necessary or advisable for the proper administration of the New Plan.

Amendment. The Board of Directors of the Company may amend or modify the New Plan at any time, subject to any required awardee approval, TSXV approval or shareholder approval.

Black-Out Period Provisions. In accordance with good corporate governance practices and as recommended by National Policy 51-201 Disclosure Standards, the Company imposes black-out periods restricting the trading of its securities by directors, officers, employees and consultants during periods surrounding the release of annual and interim financial statements and at other times when deemed necessary by management and the board of directors. In order to ensure that optionees are not prejudiced by the imposition of such black-out periods, the New Plan includes a provision to the effect that any outstanding stock options with an expiry date that falls during a management imposed black-out period or within five days thereafter will be automatically extended to a date that is ten trading days following the end of the black-out period.

Change of Control. The New Plan provides that if a change of control (as defined therein) occurs, or if the Company is subject to a take-over bid, all shares subject to stock options shall immediately become vested and may thereupon be exercised in whole or in part by the option holder. The Board of Directors of the Company may also accelerate the expiry date of outstanding stock options in connection with a take-over bid.

Adjustments. The New Plan contains adjustment provisions with respect to outstanding options in cases of share reorganizations, special distributions and other corporation reorganizations including an arrangement or other transaction under which the business or assets of the Company become, collectively, the business and assets of two or more companies with the same shareholder group upon the distribution to the Company's shareholders, or the exchange with the Company's shareholders, of securities of the Company or securities of another company.

Death, Disability, Retirement and Resignation. The New Plan provides that, on the death or disability of an option holder, all vested options will expire at the earlier of one year after the date of death or disability and the expiry date of such options. Where an optionee is terminated for cause, any outstanding options (whether vested or unvested) are cancelled as of the date of termination. If an optionee retires or voluntarily resigns or is otherwise terminated by the Company other than for cause, then all vested options held by such optionee will expire at the earlier of (i) the expiry date of such options and (ii) the date which is 90 days (30 days if the optionee was engaged in investor relations activities) after the optionee ceases to be an eligible person under the New Plan. Notwithstanding the foregoing, the New Plan permits the Board of Directors of the Company, in its sole discretion if it determines such is in the best interests of the Company, to extend this 90 day termination date to a later date within a reasonable period not exceeding the earlier of the expiry date of the options and one year, provided such extension is in accordance with the policies of the TSXV.

New Company Options. The New Plan contains a provision that, if pursuant to the operation of the plan's adjustment provisions, in respect of options granted under the New Plan (the "Subject Options"), an optionee receives options to purchase securities of another company (the "New Company"), such new options shall expire on the earlier of: (i) the expiry date of the Subject Options; (ii) if the optionee does not become an eligible person in respect of the New Company, the date that the Subject Options expire pursuant to the applicable provisions of the New Plan relating to expiration of options in cases of death, disability or termination of employment discussed in the preceding paragraph above (the "Termination Provisions"); (iii) if the optionee becomes an eligible person in respect of the New Company, the date that such new options expire pursuant to the terms of the New Company's stock option plan that correspond to the Termination Provisions; and (iv) the date that is two years after the optionee ceases to be an eligible person in respect of the New Company or such shorter period as determined by the board.

All existing and outstanding options will count against the number of shares reserved for issuance under the New Plan as long as such options remain outstanding. Upon implementation of the New Plan, all existing options will forthwith be governed by the New Plan, to the extent possible.

If the requisite shareholder approval of the New Plan is not obtained at the Meeting, the New Plan will not be implemented.

Shareholder approval of the New Plan will be required at each annual meeting of the shareholders of the Company held subsequent to this Meeting. If shareholder approval is not received at any such future meeting, the Company’s ability to issue options under the New Plan will be suspended until shareholder approval of the New Plan is again received. The New Plan does not “expire”, but rather is subject to this annual shareholder approval requirement.

Federal Income Tax Consequences

If a holder is granted a nonqualified stock option under the New Plan, the holder should not have taxable income on the grant of the option. Generally, the holder should recognize ordinary income at the time of exercise in an amount equal to the fair market value of a share of our common stock at such time, less the exercise price paid. The holder's basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the holder exercises such option. Any subsequent gain or loss generally will be taxable as a capital gain or loss. We generally should be entitled to a federal income tax deduction at the time and for the same amount as the holder recognizes ordinary income.

A holder of an incentive stock option will not recognize taxable income upon grant. Additionally, if the applicable employment-related requirements are met, the holder will not recognize taxable income at the time of exercise. However, the excess of the fair market value of our common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If any of the requirements for incentive stock options under the Internal Revenue Code are not met, the incentive stock option will be treated as a nonqualified stock option and the tax consequences described above for nonqualified stock options will apply. Once an incentive stock option has been exercised, if the stock acquired upon exercise is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the excess of the fair market value on the date of exercise over the exercise price (less any diminution in value of the stock after exercise) will be taxed as ordinary income and we will be entitled to a deduction to the extent of the amount so included in the income of the holder. Appreciation in the stock subsequent to the exercise date will be taxed as long term or short term capital gain, depending on whether the stock was held for more than one year after the exercise date.

If, on a change of control of our Company, the exercisability or vesting of an award is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated awards over the purchase price of such shares, if any, may be characterized as "parachute payments" (within the meaning of Section 280G) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the "base amount" for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding such change in ownership or control. An "excess parachute payment," with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person's base amount. If the amounts received by an employee upon a change-in-control are characterized as parachute payments, such employee will be subject to a 20 percent excise tax on the excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.

ITEM 3.	TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE CONVERSION OF ALL DEBENTURES AND THE EXERCISE OF ALL WARRANTS SOLD OR TO BE SOLD BY THE COMPANY TO PALO VERDE ACQUISITIONS, LLC PURSUANT TO THE SECURITIES PURCHASE AGREEMENT DATED AUGUST 13, 2012, BETWEEN THE COMPANY AND PALO VERDE ACQUISITIONS, LLC

On August 13, 2012, the Company entered into a Securities Purchase Agreement (the "Palo Verde Purchase Agreement") with Palo Verde Acquisitions, LLC ("Palo Verde"), pursuant to which the Company sold to Palo Verde (1) a $2,000,000 12% Convertible Debenture due August 13, 2014 (the "Palo Verde Debenture"), which is convertible into shares of common stock of the Company at a conversion rate of US$0.10 per share of common stock, and (2) warrants to purchase up to 20,000,000 shares of common stock of the Company at an exercise price of US$0.23 per share and expiring on August 13, 2014 (the "Warrants"). Pursuant to the Palo Verde Purchase Agreement, Palo Verde may purchase from the Company an additional $1,000,000 12% convertible debenture (convertible into shares of common stock of the Company at a conversion rate of US$0.10 per share of common stock) and additional warrants to purchase up to 10,000,000 shares of common stock of the Company at an exercise price of US$0.23 per share (such additional debenture and additional warrants, the "Additional Securities") for a total payment of an additional $1,000,000.

The aggregate consideration paid to the Company by Palo Verde for the Palo Verde Debenture and the Warrants was $2,000,000. The obligations of the Company to Palo Verde under the Palo Verde Debenture are unsecured obligations of the Company. Pursuant to the Palo Verde Purchase Agreement, the Company will use the net proceeds from the transaction for expenditures relating directly to the exploration, drilling, and production of its oil and gas properties in the Bayou Couba Field, St. Charles Parish, Louisiana and will not use such proceeds for the satisfaction of the Company’s debt (other than payment of trade payables incurred in the ordinary course of the Company’s business and prior practices in an amount not to exceed $100,000).

Interest on the outstanding principal amount of the Palo Verde Debenture will accrue at a rate of 12% per annum, and is payable by the Company on a quarterly basis. At the Company's election, interest may be payable by the Company in shares of common stock of the Company in lieu of cash. The entire principal amount of the Palo Verde Debenture is due on August 13, 2014. The Company may not prepay any portion of the principal amount of the Palo Verde Debenture without the prior written consent of Palo Verde.

At any time prior to the payment of the Palo Verde Debenture in full, Palo Verde may elect, in its sole discretion, to convert all or part of the principal amount of the Palo Verde Debenture into shares of common stock of the Company at a conversion rate of US$0.10 per share of common stock, subject to the Beneficial Ownership Limitation (defined below). The same Beneficial Ownership Limitation applies to the exercise by Palo Verde of any Warrants. The Palo Verde Debenture contains customary adjustment provisions for certain corporate events, such as the payment of stock dividends and stock splits. The Palo Verde Debenture also contains customary events of default.

The Palo Verde Purchase Agreement prevents Palo Verde from converting any principal amount of the Palo Verde Debenture into common shares of the Company, exercising any Warrant or converting or exercising, as applicable, any Additional Securities purchased, if, following such conversion or exercise, Palo Verde and its affiliates would own more than 19.9% of the number of shares of common stock of the Company then outstanding (the "Beneficial Ownership Limitation"). The Beneficial Ownership Limitation was included in the Palo Verde Purchase Agreement as a result of a rule of the TSX Venture Exchange requiring shareholder approval of a transaction that results in the creation of a new "Control Person," which means any person who holds or is one of a combination of persons who hold a sufficient number of any of the securities of an issuer so as to affect materially the control of that issuer, or who holds more than 20% of the outstanding voting shares of an issuer except where there is evidence showing that the holder of those securities does not materially affect the control of the issuer.

As of the date of this proxy statement, Paul Alexander Ross is the beneficial owner of 5,715,371 shares of our Common Stock. Of the amount beneficially owned by the Paul Alexander Ross, 3,400,000 shares represent the shares of our Common Stock held of record by Arkoma Natural Gas Company, Inc. ("Arkoma"), a corporation of which Mr. Ross is the sole shareholder and president, and the maximum 2,315,371 shares that would be issuable to Palo Verde, a limited liability company of which Mr. Ross is the sole member and manager, pursuant to the conversion of the Palo Verde Debenture and/or exercise of the Warrants, taking into account the Beneficial Ownership Limitation.

At the Meeting, it is proposed to seek shareholder approval of the conversion of the Palo Verde Debenture and the exercise of the Warrants (and the conversion and exercise, respectively, of any Additional Securities (as defined below) purchased) without the limitation of the Beneficial Ownership Limitation. Pursuant to the Palo Verde Purchase Agreement, the Company has agreed that the Company and its Board of Directors will use their best efforts to seek the approval of the foregoing.

If this proposal is approved by the shareholders: (1) the Beneficial Ownership Limitation will no longer apply to Mr. Ross and/or Palo Verde, (2) Palo Verde will be allowed to convert any or all of the Palo Verde Debenture, exercise any or all of the Warrants, and if purchased, convert or exercise, as applicable, any or all of the Additional Securities, (3) pursuant to the rules governing the calculation of beneficial ownership of an issuer, Mr. Ross would beneficially own 43,400,000 shares of our Common Stock by virtue of his ownership of Arkoma and Palo Verde (which would represent 65.4% of the outstanding shares of Common Stock, assuming full conversion of the Palo Verde Debenture and full exercise of the Warrants) and (4) pursuant to the rules governing the calculation of beneficial ownership of an issuer, Palo Verde would beneficially own 40,000,000 shares of our Common Stock (which would represent 60.2% of the outstanding shares of Common Stock, assuming full conversion of the Palo Verde Debenture and full exercise of the Warrants). If Palo Verde purchases the Additional Securities, the foregoing beneficial ownership amounts and percentages would be higher.

Approval by the shareholders of this Item 4 will not require Palo Verde to convert any or all of the Palo Verde Debenture and/or exercise any or all of the Warrants; any such conversion or exercise shall be made in the sole discretion of Palo Verde.

If Palo Verde converts the Palo Verde Debenture, exercises the Warrants or converts or exercises, as applicable, any Additional Securities purchased, it may materially and adversely affect the price of our Common Stock. In addition, it may dilute the ownership interests of existing shareholders, and any sales in the public market of any of our Common Stock issuable upon such conversion or exercise could adversely affect prevailing market prices of our Common Stock.

References to, and the descriptions of, the Palo Verde Purchase Agreement, the Palo Verde Debenture and the Warrants are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to the Form 8-K filed by the Company on August 17, 2012. The Company will provide to you, without charge, upon your written or oral request, by first class mail or equally prompt means within one business day of receipt of such request, a copy of the Palo Verde Purchase Agreement, the Palo Verde Debenture and the Warrants. Such request should be directed to American Natural Energy Corporation, 6100 South Yale – Suite 2010, Tulsa, Oklahoma 74136, or by calling (918) 481-1440.

The Board of Directors recommends that you vote FOR this Item 3.

ITEM 4.	RATIFY THE APPOINTMENT OF MALONEBAILEY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Audit Committee and Board of Directors have selected MaloneBailey LLP as our independent registered public accounting firm for the year ended December 31, 2011. MaloneBailey LLP audited our financial statements for the year ended December 31, 2011. Our Audit Committee and Board of Directors recommend that you ratify this appointment and the Board intends to introduce a resolution at the Meeting to ratify this appointment.

We do not expect a representative of MaloneBailey LLP to be present at the Meeting to be available to respond to appropriate questions or make a statement.

The Board of Directors recommends that you vote FOR this Item 4.

2011 and 2010 Audit and Related Fees

The following sets forth fees we incurred for services provided by MaloneBailey LLP for the years ended December 31, 2011, and 2010, our independent registered public accountants at those year ends.

	Audit Fees	Audit	Tax Fees	All Other
		Related		Fees
		Fees
2011	$94,000	--	-	-
2010	$74,000	--	-	-

Our Board of Directors believes that the provision of the services during the years ended December 31, 2011 and December 31, 2010 is compatible with maintaining the independence of MaloneBailey, LLP. Our Audit Committee approves before the engagement the rendering of all audit and non-audit services provided to our company by our independent auditor. Engagements to render services are not entered into pursuant to any pre-approval policies and procedures adopted by the Audit Committee. The services provided by MaloneBailey, LLP included under the caption Audit Fees include services rendered for the audit of our annual consolidated financial statements, the review of our quarterly financial reports, the issuance of consents, and assistance with review of documents filed with the SEC.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of October 22, 2012, (a) by each person who is known by us to own beneficially more than five percent (5%) of our common shares, (b) by each of our Directors, nominees for Director and executive officers and, and (c) by all Directors and executive officers as a group. As of October 22, 2012, we had 26,405,085 common shares outstanding.

		Percentage of
	Number of Shares	Outstanding
Name and Address (1)(2)	Owned	Shares(3)

Michael K. Paulk	2,524,888(4)	9.3%

Steven P. Ensz	2,874,832(5)	10.6%

Douglas B. MacGregor,	1,800,000	6.8%
22 County Road 727
Gunnison, Colorado 81230

James L. Ferraro	600,000	2.3%
4000 Ponce De Leon Blvd.
Suite 700
Coral Gables, Florida 33146

All Directors and officers as a group (4 persons)	7,799,720(4)(5)	27.8%

Paul Alexander Ross	5,715,371(6)	19.9%
7711 East 111th Street, Suite 121
Tulsa, Oklahoma 74133

TCA Global Credit Master Fund LP	1,764,706(7)	6.7%
P.O. Box 1043, 69 Dr. Roy's Drive,
George Town
Grand Cayman KY1-1102, Cayman Islands
__________________________________
(1)

This tabular information is intended to conform with Rule 13d-3 promulgated under the Exchange Act relating to the determination of beneficial ownership of securities. The tabular information gives effect to the exercise of warrants or options exercisable within 60 days of the date of this table owned in each case by the person or group whose percentage ownership is set forth opposite the respective percentage and is based on the assumption that no other person or group exercise their option.

(2)	Unless otherwise indicated, the address for each of the above is c/o American Natural Energy Corporation, 6100 South Yale, Suite 2010, Tulsa, Oklahoma 74136.
(3)	The percentage of outstanding shares calculation is based upon 26,405,085 shares outstanding as of October 22, 2012.
(4)	Includes 150,000 shares issuable at an exercise price of $0.90 on exercise of an option and 660,000 shares issuable at an exercise price of $0.30 on exercise of an option.
(5)	Includes 150,000 shares issuable at an exercise price of $0.90 on exercise of an option and 660,000 shares issuable at an exercise price of $0.30 on exercise of an option.

(6)

Paul Alexander Ross is the beneficial owner of 5,715,371 shares of Common Stock. Of the amount beneficially owned by the Mr. Ross, 3,400,000 shares represent the shares of Common Stock held of record by Arkoma, a corporation of which he is the sole shareholder and president, and the maximum 2,315,371 shares that would be issuable to Palo Verde, a limited liability company of which he is the sole member and manager, within 60 days pursuant to the conversion of debentures and/or exercise of the Warrants, taking into account the Beneficial Ownership Limitation (defined above). As of the date of the foregoing table, Arkoma is the beneficial owner of 3,400,000 shares of Common Stock, which represents 12.9% of our outstanding Common Stock, and Palo Verde is the beneficial owner of 2,315,371 shares of our Common Stock, which represents 8.1% of our outstanding Common Stock. If the proposal in Item 4 herein is approved by the shareholders, Mr. Ross will beneficially own 43,400,000 shares of our Common Stock and 65.4% of the outstanding Common Stock by virtue of his ownership of Arkoma and Palo Verde.

(7)

Based on the Schedule 13G dated December 29, 2011 and filed with the SEC on August 9, 2012. Pursuant to that certain Securities Purchase Agreement dated as of December 29, 2011 (the "TCA Purchase Agreement"), between the Company and TCA Global Credit Master Fund, LP ("TCA"), the Company paid to TCA an equity incentive fee of $150,000 worth of shares of our Common Stock (the "Incentive Shares"). The number of Incentive Shares initially issued was 1,764,706 shares. The Incentive Shares carry a nine (9) month ratchet whereby either party is obligated to refund (by TCA) or issue (by the Company) shares to equal the initial value.

GENERAL

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers, and persons who beneficially own more than 10 percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and with respect to fiscal 2011.

Based solely on review of the copies of such reports furnished to the Company and any written representations that no other reports were required during the year ended December 31, 2011, to the Company's knowledge, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners during the year ended December 31, 2011 were complied with on a timely basis.

Submission of Shareholders' Proposals for Next Annual Meeting

Proposals of shareholders intended to be presented at our next Annual Meeting of Stockholders and included in our proxy statement and form of proxy relating to the meeting, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at our principal executive offices, 6100 South Yale – Suite 2010, Tulsa, Oklahoma 74136, on or before August 2, 2013, to be considered for inclusion in our proxy statement and accompanying proxy for that meeting.

If a stockholder, who intends to present a proposal at the Company’s next Annual Meeting of Stockholders and has not sought inclusion of the proposal in the Company’s proxy materials pursuant to Rule 14a-8, fails to provide the Company with notice of such proposal by October 16, 2013, then the persons named in the proxies solicited by the Company’s Board of Directors for its next Annual Meeting of Stockholders may exercise discretionary voting power with respect to such proposal.

Householding

The proxy rules of the SEC permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement to those shareholders. This method of delivery, often referred to as householding, should reduce the amount of duplicate information that shareholders receive and lower printing and mailing costs for companies. The Company is not householding proxy materials for its shareholders of record in connection with the Meeting. However, the Company is aware that certain intermediaries will household proxy materials. If you hold your shares of common stock through a broker or bank that has determined to household proxy materials:

  Only one annual report and proxy statement will be delivered to multiple shareholders sharing an address;

  You may request a separate copy of the annual report and proxy statement for the Meeting and for future meetings by calling (918) 481-1440 or by writing to American Natural Energy Corporation, 6100 South Yale – Suite 2010, Tulsa, Oklahoma 74136, or by contacting your bank or broker to make a similar request; and

You may request to discontinue householding by notifying your broker or bank.

Other Matters

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mails, certain officers and regular employees may solicit proxies personally and by telephone and we will request banks, brokerage houses and nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

Our Annual Report on Form 10-K for the year ended December 31, 2011, including financial statements, is being mailed to shareholders herewith. However, that report is not part of the proxy soliciting information and is not incorporated herein by reference.

By Order of the Board of Directors

Steven P. Ensz, Secretary

Dated: November 30, 2012

ANNEX A

AUDIT COMMITTEE CHARTER

I.	Purpose of Audit Committee

The purpose of the Audit Committee, which is part of the Board, shall be (a) to assist the Board's oversight of (i) the integrity of the Company's financial statements, (ii) the Company's independent auditors' qualifications and independence, (iii) the performance of the Company's independent auditors and the Company's internal audit function and (iv) the Company's compliance with legal and regulatory requirements, and (b) in accordance with applicable law, regulation and listing standards, prepare a report for inclusion in the Company's annual proxy statement.

II.	Composition of Audit Committee

The Audit Committee shall consist of not less than three members. Each member of the Audit Committee shall be appointed by the Board or upon the recommendation of the Nominating Committee, if such a committee has been appointed, and shall satisfy the independence and expertise requirements the Sarbanes-Oxley Act of 2002 (the "Act"), and including the rules and regulations promulgated by the Securities and Exchange Commission thereunder, and requirements of any National Securities Exchange or Automated Quotation System on which the Company's securities may be traded or quoted as appropriate.

Vacancies on the Audit Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. The members of the Audit Committee may be removed by a majority vote of the Board.

III.	Authority and Responsibilities of Audit Committee

The following are the responsibilities of the Audit Committee:

	A.	Independent Auditor

● Appoint, compensate and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report.
● Adopt and ensure compliance with a pre-approval policy with respect to services provided by the independent auditor.
● The independent auditor shall report directly to the Audit Committee and the Audit Committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise.
● Review and, in its sole discretion, approve in advance the services and terms of all audit and, as provided in the Act, all permitted non-audit services and relationships between the Company and the independent auditor. Approval of audit and permitted non-audit services may also be made by one or more members of the Audit Committee as shall be designated by the Audit Committee and the person(s) granting such approval shall report such approval to the Audit Committee not later than at the next scheduled meeting.
● At least annually, obtain and review a report by the independent auditor describing all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard No. 1, any required peer review, any inquiry or investigation of the firm by governmental or professional authorities, and the internal quality-control report of the independent auditor.
● Discuss the foregoing report by the independent auditor to the extent it discloses any material issues, relationships or services that may impact the performance, objectivity or independence of the outside auditor, including the matters required to be discussed by Statement on Auditing Standards No. 61, and take, or recommend that the full board take, appropriate actions to oversee the independence of the outside auditor.
● Evaluate with the assistance of the Company's management, the qualifications, performance and independence of the independent auditor, including the lead partner of the independent auditor and, if so determined by the Audit Committee, terminate the Company's engagement of the independent auditor.

The Audit Committee should present its conclusions with respect to the above matters, as well as its review of the lead partner of the independent auditor to the Board.

B.	Financial Reporting and Accounting Policies

● Review the annual audited and quarterly financial statements with the Company's management, its Disclosure Committee, if any, and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certification as required by the Act.
● Review any significant reporting issues and judgments made in connection with the Company's financial statements.
● Review major issues regarding the Company's significant accounting principles, financial statement presentations and any changes thereto and the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies. Consider the impact of acceptable alternative accounting principles that are communicated by the independent auditor, internal auditors or the Company's management.
● Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.
● Make a recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

C.	Audit Process of the Independent Auditor

● Meet with the independent auditor prior to their commencing the audit to review the scope (i.e. nature of work performed by entity), planning and staffing of the audit.
● Discuss with the independent auditor their required disclosure outlined by Generally Accepted Auditing Standards relating to the conduct of the audit, including consideration of the quality of the Company's accounting principles as applied in its financial reporting.
● Review with the independent auditor any problems or difficulties and management's response; review the independent auditor's attestation and report on management's internal control report, from the time that such reports are prepared; and hold timely discussions with the independent auditors regarding the following:

● All critical accounting policies and practices;
● All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and
● Other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences.

D.	Evaluation

● On an annual basis, the Audit Committee shall evaluate its performance relative to the Audit Committee's purpose, duties and responsibilities, as described by this Charter. A discussion of these findings shall take place at least annually at the first meeting of the Audit Committee.
● The Audit Committee shall review and assess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

E.	Other Matters

● Establish clear hiring policies, compliant with governing laws or regulations for employees or former employees of the independent auditor.
● Discuss the Company's earnings press releases, including review of "pro-forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided by the Company to analysts and rating agencies. This review may be done generally through a discussion of the types of information to be disclosed and type of presentations to be made, and the Audit Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.
● Discuss the Company's policies with respect to risk assessment and risk management, including the Company's major financial accounting and risk exposures and the steps management has undertaken to control them.
● Submit, when required, the Audit Committee report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.
● Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.
● Establish and maintain procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

IV.	Meetings of the Audit Committee

The Audit Committee shall meet at least four times per year, or more frequently as circumstances require.

The Audit Committee shall report regularly to the Board regarding the execution of its duties and responsibilities, at a minimum, after each scheduled meeting of the Audit Committee, and shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Board of Directors of the Company.

The members of the Audit Committee shall select a chair who will preside at each meeting of the Audit Committee and, in consultation with the other members of the Audit Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each upcoming meeting. A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

Periodically, the Audit Committee shall meet with the Company's management, members of the Company's internal Corporate Audit Staff, if any, and with the independent auditor in separate sessions.

V.	Resources of the Audit Committee

The Audit Committee shall have the authority, following notice to the Chairman of the Board or President to retain and compensate legal, accounting or other advisors to advise the Audit Committee and assist it in fulfilling its duties and responsibilities. The Audit Committee may request any officer or employee of the Company, or the Company's outside counsel or independent auditor, to attend a meeting of the Audit Committee or to meet with any members of, or advisors to, the Audit Committee.

VI.	Other

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of the Company's management and the independent auditor.

ANNEX B

AMERICAN NATURAL ENERGY CORPORATION
(the "Company")

2012 STOCK OPTION PLAN

1.	PURPOSE OF THE PLAN

The Company hereby establishes a stock option plan for directors, senior officers, Employees, Management Company Employees and Consultants (as such terms are defined below) of the Company and its subsidiaries (collectively "Eligible Persons"), to be known as the "Stock Option Plan" (the "Plan"). The purpose of the Plan is to give to Eligible Persons, as additional compensation, the opportunity to participate in the success of the Company by granting to such individuals options, exercisable over periods of up to maximum ten (10) years as determined by the board of directors of the Company, to buy shares of the Company at a price not less than the Market Price prevailing on the date the option is granted less the applicable discount, if any, permitted by the policies of the Exchanges and approved by the Board.

2.	DEFINITIONS

In this Plan, the following terms shall have the following meanings:

2.1	"Associate" means an "Associate" as defined in the TSX Policies.

2.2	"Black-Out Period" means a period of time during which, pursuant to the policies of the Company, trading in Shares or Options is prohibited or restricted.

2.3	"Board" means the board of directors of the Company as constituted from time to time.

2.4

"Change of Control" means the acquisition by any person or by any person and all Joint Actors, whether directly or indirectly, of voting securities (as defined in the Securities Act) of the Company, which, when added to all other voting securities of the Company at the time held by such person or by such person and a Joint Actor, totals for the first time not less than fifty percent (50%) of the outstanding voting securities of the Company or the votes attached to those securities are sufficient, if exercised, to elect a majority of the Board.

2.5	"Code" shall mean the U.S. Internal Revenue Code of 1986, as amended.

2.6	"Company" means American Natural Energy Corporation and its successors.

2.7	"Consultant" means a "Consultant" as defined in the TSX Policies.

2.8	"Consultant Company" means a "Consultant Company" as defined in the TSX Policies.

2.9	"Disability" means any disability with respect to an Optionee which the Board, in its sole and unfettered discretion, considers likely to prevent permanently the Optionee from:

(a)

being employed or engaged by the Company, its subsidiaries or another employer, in a position the same as or similar to that in which he was last employed or engaged by the Company or its subsidiaries; or

(b) acting as a director or officer of the Company or its subsidiaries.

2.10

"Discounted Market Price" of Shares means, if the Shares are listed only on the TSX Venture Exchange, the Market Price less the maximum discount permitted under the TSX Policy applicable to incentive stock options.

2.11

"Disinterested Shareholder Approval" means a majority of the votes attaching to shares voted at a meeting of shareholders of the Company, excluding the votes attaching to shares held by persons with an interest in the subject matter of the resolution, in accordance with TSX Policies.

2.12	"Eligible Persons" has the meaning given to that term in section 1 hereof.

2.13	"Employee" means an "Employee" as defined in the TSX Policies.

2.14	"Exchanges" means the TSX Venture Exchange and, if applicable, any other stock exchange on which the Shares are listed.

2.15

"Expiry Date" means, in respect of an Option, the date set by the Board under paragraph 3.1 of the Plan as the last date on which such Option may be exercised, as may be extended in accordance with paragraph 4.5 of the Plan.

2.16	"Expiry Time" means, in respect of an Option, 4:00pm Pacific Time on the Expiry Date of such Option.

2.17

"Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares), the fair market value of such property determined by such methods or procedures as are established from time to time by the Board. Unless otherwise determined by the Board, the fair market value of a Share as of a given date will be the price at which the last recorded sale of a board lot of Shares took place on the Exchanges immediately preceding the Grant Date.

2.18	"Grant Date" means, in respect of an Option, the date on which such Option is granted, as shall be specified in the Option Agreement for such Option.

2.19	"Incentive Stock Option" shall mean an Option granted to a U.S. Participant that is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Code.

2.20	"Insider" means an "Insider" as defined in the TSX Policies.

2.21	"Investor Relations Activities" means "Investor Relations Activities" as defined in the TSX Policies.

2.22	"Joint Actor" means a person "acting jointly or in concert" with another person as that phrase is interpreted in Multilateral Instrument 62-104 Take-Over Bids and Issuer Bids.

2.23	"Management Company Employee" means a "Management Company Employee" as defined in the TSX Policies.

2.24

"Market Price" of Shares at any Grant Date means the last closing price per Share on the last day on which Shares were traded prior to the day on which the Company announces the grant of the Option or, if the grant is not announced, on the Grant Date, or if the Shares are not listed on any stock exchange, "Market Price" of Shares means the price per Share on the over-the-counter market determined by dividing the aggregate sale price of the Shares sold by the total number of such Shares so sold on the applicable market for the last day prior to the Grant Date.

2.25	"Nonqualified Stock Option" shall mean an Option granted to a U.S. Participant that is not an Incentive Stock Option.

2.26	"Option" means an option to purchase Shares granted pursuant to, or otherwise subject to, this Plan.

2.27	"Option Agreement" means an agreement, in the form attached hereto as Schedule "A", whereby the Company grants to an Optionee an Option.

2.28	"Optionee" means each of the Eligible Persons granted an Option pursuant to this Plan and their heirs, executors and administrators.

2.29

"Option Price" means the exercise price of an Option, being the per Share price at which the Optionee may acquire Option Shares pursuant to the exercise of such Option, such price to be specified in the Option Agreement for such Option, as may adjusted from time to time in accordance with the provisions of section 5.

2.30	"Option Shares" means the aggregate number of Shares which an Optionee may purchase under an Option.

2.31	"Plan" means this Stock Option Plan.

2.32

"Shares" means the common shares in the capital of the Company as constituted on the Grant Date provided that, in the event of any adjustment pursuant to section 5, "Shares" shall thereafter mean the shares or other property resulting from the events giving rise to the adjustment.

2.33	"Securities Act" means the Securities Act, R.S.B.C. 1996, c.418, as amended, as at the date hereof.

2.34

"10% Shareholder" shall mean a person who owns (taking into account the constructive ownership rules under section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company (or of any parent or subsidiary of the Company within the meaning of section 424(e) and 424(f) of the Code).

2.35	"TSX Policies" means the policies included in the TSX Venture Exchange Corporate Finance Manual and "TSX Policy" means any one of them.

2.36

"Unissued Option Shares" means the number of Shares, at a particular time, which have been reserved for issuance upon the exercise of an Option but which have not been issued, as adjusted from time to time in accordance with the provisions of section 5, such adjustments to be cumulative.

2.37	"U.S. Participant" shall mean an Optionee who is a U.S. citizen or a U.S. resident, in each case as defined in the Code.

2.38	"U.S. Securities Act" shall mean the United States Securities Act of 1933, as amended.

2.39	"Vested" means that an Option has become exercisable in respect of a number of Option Shares by the Optionee pursuant to the terms of the Option Agreement.

3.	GRANT OF OPTIONS

3.1	Option Terms

Pursuant to paragraph 7.3 of the Plan, the Board shall have the authority to issue Options and set the terms of Options in accordance with the terms of the Plan and applicable policies of the Exchanges.

The Board may from time to time authorize the issue of Options to Eligible Persons.Subject to the limitations in Section 6.2(a) applicable to U.S. Participants and Section 6.3(c) applicable to Incentive Stock Options, the Option Price for each Option shall be not less than the Discounted Market Price on the Grant Date provided that if an Option is granted within 90 days of the distribution of Shares by the Company pursuant to a prospectus, the Option Price must be the greater of the Discounted Market Price and the per share price paid for Shares acquired under such distribution. The 90 day period begins: (a) on the date a final receipt is issued for the prospectus, or, in the case of an initial public offering of Shares, on the date of listing of the Shares; or (ii) in the case of a prospectus that qualifies the distribution of Shares upon the exercise of special warrants, on the date of issuance of such special warrants.

The Expiry Date for each Option shall be set by the Board at the time of issue of the Option and shall not be more than ten (10) years after the Grant Date, subject to the operation of paragraph 4.5. Options shall not be assignable (or transferable) by the Optionee.

3.2	Previously Granted Options

In the event that on the date this Plan is implemented and effective (the "Effective Date") there are outstanding stock options (the "Pre-Existing Options") that were previously granted by the Company pursuant to any stock option plan in place prior to the Effective Date (a "Pre-Existing Plan"), all such Pre-Existing Options shall, effective as of the Effective Date, be governed by and subject to the terms of the Plan.

3.3	Limits on Shares Issuable on Exercise of Options

At the time of grant of any Option, the aggregate number of Shares reserved for issuance under the Plan which may be made subject to Options at any time and from time to time (including those issuable upon the exercise of Pre-Existing Options) together with those Shares reserved for issuance at such time under any other established or proposed share compensation arrangement of the Company shall not exceed 10% of the total number of issued and outstanding Shares, on a non-diluted basis, as constituted on the Grant Date of such Option.

Any Shares subject to an Option which has been granted under the Plan and which has been subsequently cancelled or terminated in accordance with the terms of the Plan, without having been exercised, will again be available for issuance pursuant to the exercise of Options granted under the Plan.

The number of Shares which may be issuable under the Plan and all of the Company's other previously established or proposed share compensation arrangements, within a one-year period:

(a)

to any one Optionee, shall not exceed 5% of the total number of issued and outstanding Shares on the Grant Date on a non-diluted basis, unless the Company and has obtained Disinterested Shareholder Approval;

(b)	to Insiders as a group shall not exceed 10% of the total number of issued and outstanding Shares on the Grant Date on a non-diluted basis;

(c)	to any one Consultant shall not exceed 2% of the total number of issued and outstanding Shares on the Grant Date on a non-diluted basis; and

(d)	to all Eligible Persons who undertake Investor Relations Activities shall not exceed 2% in the aggregate of the total number of issued and outstanding Shares on the Grant Date on a non-diluted basis.

3.4	Option Agreements

Each Option shall be confirmed by the execution of an Option Agreement. Each Optionee shall have the option to purchase from the Company the Option Shares at the time and in the manner set out in the Plan and in the Option Agreement applicable to that Optionee. In respect of Options granted to Employees, Consultants, Consultant Companies or Management Company Employees, the Company is representing herein and in the applicable Option Agreement that the Optionee is a bona fide Employee, Consultant, Consultant Company or Management Company Employee, as the case may be, of the Company or its subsidiary.

4.	EXERCISE OF OPTION

4.1	When Options May be Exercised

Subject to paragraphs 4.3, 4.4, 4.5 and 6.2, including, without limitation: (i) any restriction (including vesting requirements) on the number or percentage of Option Shares which may be purchased by the Optionee during any particular time period; (ii) any restriction on the exercise of Options pursuant to the requirements of a Black-Out Period or any regulatory authority having jurisdiction; and (iii) termination of the Option in accordance with the terms of the Plan, the unexercised portion of an Option may be exercised by the Optionee in whole or in part at any time after the Grant Date up to the Expiry Time and shall not be exercisable thereafter.

4.2	Manner of Exercise

The Option shall be exercisable by delivering to the Company written notice specifying the number of Option Shares in respect of which the Option is being exercised together with payment in full of the Option Price for each such Option Share by way of certified cheque, bank draft, money order or cash. Upon receipt of such notice and payment by the Company, there will be a binding contract for the issue of the Option Shares in respect of which the Option is exercised, upon and subject to the provisions of the Plan. Upon an Optionee exercising an Option and paying the Company the aggregate purchase price for the Option Shares in respect of which the Option has been exercised, the Company shall as soon as practicable issue and deliver a certificate representing the Shares so purchased.

4.3	Vesting of Option Shares

The Board, subject to the policies of the Exchanges, may determine and impose terms upon which each Option shall become Vested in respect of Option Shares. Unless otherwise specified by the Board at the time of granting an Option, and subject to the other limits on Option grants set out in paragraph 3.3 hereof, all Options granted under the Plan shall vest and become exercisable in full upon grant, except Options granted to Consultants performing Investor Relations Activities, which Options must vest in stages over twelve months with no more than one-quarter of the Options vesting in any three month period. Notwithstanding the foregoing, in the event that a Pre-Existing Plan imposed vesting requirements on a Pre-Existing Option, such vesting requirements must be satisfied before any such Pre-Existing Options shall become Vested.

4.4	Ceasing to be an Eligible Person and Death

	a)	Death or Disability

If an Optionee (or: (a) in the case of an Optionee that is not an individual, the person that controls such Optionee; or (b) in the case of an Optionee that is a Consultant Company, all of the individuals who provide services to the Company or its subsidiaries on behalf of such Consultant Company) shall die, any Option held by such Optionee at the date of death shall be exercisable in whole or in part only by the person or persons to whom the rights of the Optionee under the Option shall pass by the will of the Optionee or the laws of descent and distribution for a period ending on the earlier of: (a) one year after the date of death of the Optionee; and (b) the Expiry Time in respect of the Option, and then only to the extent that such Optionee was entitled to exercise the Option at the date of death of such Optionee.

If the Optionee ceases to be an Eligible Person, due to his or her Disability or, in the case of an Optionee that is a company, the Disability of the person who provides management or consulting services to the Company or to any entity controlled by the Company, any Option held by such Optionee at the date of Disability shall be exercisable in whole or in part for a period ending on the earlier of: (a) one year after the date of Disability of the Optionee; and (b) the Expiry Time in respect of the Option, and then only to the extent that such Optionee was entitled to exercise the Option at the date of Disability of such Optionee.

	b)	Termination For Cause

If the Optionee ceases to be an Eligible Person as a result of "termination for cause" of such Optionee by the Company or its subsidiary (or in the case of an Optionee who is a Management Company Employee or Consultant, by the Optionee's employer), as that term is interpreted by the courts of the jurisdiction in which the Optionee is employed or engaged, any outstanding Option held by such Optionee on the date of such termination, whether in respect of Option Shares that are Vested or not, shall be cancelled as of that date.

	c)	Early Retirement, Voluntary Resignation or Termination Other than For Cause

If the Optionee or, in the case of a Management Company Employee or a Consultant Company, the Optionee's employer, ceases to be an Eligible Person due to his or her retirement at the request of his or her employer earlier than the normal retirement date under the Company's retirement policy then in force, or due to his or her voluntary resignation, or to his or her termination by the Company or its subsidiary other than for cause (or, in the case of an Optionee who is a Management Company Employee or a Consultant, the termination of the company providing management or consultant services to the Company or its subsidiary), any outstanding Option then held by such Optionee shall be exercisable to acquire Vested Unissued Option Shares at any time up to but not after the earlier of: (i) the Expiry Time; and the date which is 90 days (30 days if the Optionee was engaged in Investor Relations Activities) after the Optionee or, in the case of a Management Company Employee or a Consultant Company, the Optionee's employer, ceases to be an Eligible Person. Notwithstanding the foregoing, the Board may, in its sole discretion if it determines such is in the best interests of the Company, extend this 90 day termination date to a later date within a reasonable period not exceeding one year in accordance with Exchange Policy 4.4.

d)	Spin-Out Transactions

If pursuant to the operation of sub-paragraph 5.3(c) an Optionee receives options (the "New Options") to purchase securities of another company (the "New Company") in respect of the Optionee's Options (the "Subject Options"), the New Options shall expire on the earlier of: (i) the Expiry Time of the Subject Options; (ii) if the Optionee does not become an Eligible Person in respect of the New Company, the date that the Subject Options expire pursuant to sub-paragraph 4.4(a), (b) or (c), as applicable; (iii) if the Optionee becomes an Eligible Person in respect of the New Company, the date that the New Options expire pursuant to the terms of the New Company's stock option plan that correspond to sub-paragraphs 4.4(a), (b) or (c) hereof; and (iv) the date that is one (1) year after the Optionee ceases to be an Eligible Person in respect of the New Company or such shorter period as determined by the Board.

e)	Interpretation

For purposes of this paragraph 4.4, the dates of death, Disability, termination, retirement, voluntary resignation, ceasing to be an Eligible Person and incapacity shall be interpreted to be without regard to any period of notice (statutory or otherwise) or whether the Optionee or his or her estate continues thereafter to receive any compensatory payments from the Company or is paid salary by the Company in lieu of notice of termination. For greater certainty, an Option that had not become Vested in respect of certain Unissued Option Shares at the time that the relevant event referred to in this paragraph 4.4 occurred, shall not be or become vested or exercisable in respect of such Unissued Option Shares and shall be cancelled.

4.5	Extension of Expiry Date During Black-Out Period

If the Expiry Date in respect of any Option occurs during or within five (5) trading days following a BlackOut Period imposed by the Company, the Expiry Date of the Option shall be automatically extended to the date that is ten (10) trading days following the end of such Black-Out Period (the "Extension Period"); provided that if an additional Black-Out Period is subsequently imposed by the Company during the Extension Period, then such Extension Period shall be deemed to commence following the end of such additional Black-Out Period to enable the exercise of such Options within ten (10) trading days following the end of the last imposed Black-Out Period.

4.6	Effect of a Take-Over Bid

If a bona fide offer (an "Offer") for Shares is made to the Optionee or to shareholders of the Company generally or to a class of shareholders which includes the Optionee, which Offer, if accepted in whole or in part, would result in the offeror becoming a control person of the Company, within the meaning of subsection 1(1) of the Securities Act, the Company shall, immediately upon receipt of notice of the Offer, notify each Optionee of full particulars of the Offer, whereupon (subject to the approval of the Exchanges) all Option Shares subject to such Option will become Vested and the Option may be exercised in whole or in part by the Optionee so as to permit the Optionee to tender the Option Shares received upon such exercise, pursuant to the Offer. However, if:

(a)	the Offer is not completed within the time specified therein; or

(b)	all of the Option Shares tendered by the Optionee pursuant to the Offer are not taken up or paid for by the offeror in respect thereof,

then, subject to the limitations in Section 6.2(d) applicable to U.S. Participants, the Option Shares received upon such exercise, or in the case of sub-paragraph (b) above, the Option Shares that are not taken up and paid for, may be returned by the Optionee to the Company and reinstated as authorized but unissued Shares and with respect to such returned Option Shares, the Option shall be reinstated as if it had not been exercised and the terms upon which such Option Shares were to become Vested pursuant to paragraph 4.3 shall be reinstated. If any Option Shares are returned to the Company under this paragraph 4.6, the Company shall immediately refund the exercise price to the Optionee for such Option Shares.

4.7	Acceleration of Expiry Date

If at any time when an Option granted under the Plan remains unexercised with respect to any Unissued Option Shares, an Offer is made by an offeror, the Board may, upon notifying each Optionee of full particulars of the Offer, declare all Option Shares issuable upon the exercise of Options granted under the Plan, Vested, and declare that the Expiry Date for the exercise of all unexercised Options granted under the Plan is accelerated so that all Options will either be exercised or will expire prior to the date upon which Shares must be tendered pursuant to the Offer, provided that any accelerated vesting of Options granted to Consultants performing Investor Relations Activities shall be subject to the prior written approval of the Exchanges. The Board shall give each Optionee as much notice as possible of the acceleration of the Options under this paragraph, except that not less than 5 business days’ and not more than 35 days’ notice is required.

4.8	Compulsory Acquisition or Going Private Transaction

If and whenever, following a take-over bid or issuer bid, there shall be a compulsory acquisition of the Shares of the Company pursuant to Division 6 of the Business Corporations Act (British Columbia) or any successor or similar legislation, or any amalgamation, merger or arrangement in which securities acquired in a formal take-over bid may be voted under the conditions described in Section 8.2 of Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions, then following the date upon which such compulsory acquisition, amalgamation, merger or arrangement is effective, an Optionee shall be entitled to receive, and shall accept, for the same exercise price, in lieu of the number of Shares to which such Optionee was theretofore entitled to purchase upon the exercise of his or her Options, the aggregate amount of cash, shares, other securities or other property which such Optionee would have been entitled to receive as a result of such bid if he or she had tendered such number of Shares to the take-over bid.

4.9	Effect of a Change of Control

If a Change of Control occurs, all Option Shares subject to each outstanding Option will become Vested, whereupon such Option may be exercised in whole or in part by the Optionee, subject to the approval of the Exchanges, if necessary.

4.10	Exclusion From Severance Allowance, Retirement Allowance or Termination Settlement

If the Optionee retires, resigns or is terminated from employment or engagement with the Company or any subsidiary of the Company (including, in the case of a Management Company Employee or Consultant, termination of the company providing such management or consulting services to the Company or its subsidiary), the loss or limitation, if any, pursuant to the Option Agreement with respect to the right to purchase Option Shares which were not Vested at that time or which, if Vested, were cancelled, shall not give rise to any right to damages and shall not be included in the calculation of nor form any part of any severance allowance, retiring allowance or termination settlement of any kind whatsoever in respect of such Optionee.

4.11	Shares Not Acquired

Any Unissued Option Shares not acquired by an Optionee under an Option which has expired may be made the subject of a further Option pursuant to the provisions of the Plan.

5.	ADJUSTMENT OF OPTION PRICE AND NUMBER OF OPTION SHARES

5.1	Share Reorganization

Whenever the Company issues Shares to all or substantially all holders of Shares by way of a stock dividend or other distribution, or subdivides all outstanding Shares into a greater number of Shares, or combines or consolidates all outstanding Shares into a lesser number of Shares (each of such events being herein called a "Share Reorganization") then effective immediately after the record date for such dividend or other distribution or the effective date of such subdivision, combination or consolidation, for each Option:

(a)	the Option Price will be adjusted to a price per Share which is the product of:

	(i)	the Option Price in effect immediately before that effective date or record date; and

(ii)

a fraction, the numerator of which is the total number of Shares outstanding on that effective date or record date before giving effect to the Share Reorganization, and the denominator of which is the total number of Shares that are or would be outstanding immediately after such effective date or record date after giving effect to the Share Reorganization; and

(b)

the number of Unissued Option Shares will be adjusted by multiplying (i) the number of Unissued Option Shares immediately before such effective date or record date by (ii) a fraction which is the reciprocal of the fraction described in clause (a)(ii).

5.2	Special Distribution

Subject to the prior approval of the Exchanges, whenever the Company issues by way of a dividend or otherwise distributes to all or substantially all holders of Shares;

(a)	shares of the Company, other than the Shares;

(b)	evidences of indebtedness;

(c)	any cash or other assets, excluding cash dividends (other than cash dividends which the Board has determined to be outside the normal course); or

(d)	rights, options or warrants;

then to the extent that such dividend or distribution does not constitute a Share Reorganization (any of such non-excluded events being herein called a "Special Distribution"), and effective immediately after the record date at which holders of Shares are determined for purposes of the Special Distribution, for each Option the Option Price will be reduced, and the number of Unissued Option Shares will be correspondingly increased, by such amount, if any, as is determined by the Board in its sole and unfettered discretion to be appropriate in order to properly reflect any diminution in value of the Option Shares as a result of such Special Distribution.

5.3	Corporate Organization

Whenever there is:

(a)	a reclassification of outstanding Shares, a change of Shares into other shares or securities, or any other capital reorganization of the Company, other than as described in paragraphs 5.1 or 5.2;

(b)

a consolidation, merger or amalgamation of the Company with or into another corporation resulting in a reclassification of outstanding Shares into other shares or securities or a change of Shares into other shares or securities;

(c)

an arrangement or other transaction under which, among other things, the business or assets of the Company become, collectively, the business and assets of two or more companies with the same shareholder group upon the distribution to the Company's shareholders, or the exchange with the Company's shareholders, of securities of the Company, or securities of another company, or both; or

(d)	a transaction whereby all or substantially all of the Company's undertaking and assets become the property of another corporation;

(any such event being herein called a "Corporate Reorganization") the Optionee will have an option to purchase (at the times, for the consideration, and subject to the terms and conditions set out in the Plan) and will accept on the exercise of such option, in lieu of the Unissued Option Shares which he would otherwise have been entitled to purchase, the kind and amount of shares or other securities or property that he would have been entitled to receive as a result of the Corporate Reorganization if, on the effective date thereof, he had been the holder of all Unissued Option Shares or if appropriate, as otherwise determined by the Board.

5.4	Determination of Option Price and Number of Unissued Option Shares

If any questions arise at any time with respect to the Option Price or number of Unissued Option Shares deliverable upon exercise of an Option following a Share Reorganization, Special Distribution or Corporate Reorganization, such questions shall be conclusively determined by the Company's auditor, or, if they decline to so act, any other firm of Chartered Accountants in Vancouver, British Columbia, that the Board may designate and who will have access to all appropriate records and such determination will be binding upon the Company and all Optionees.

5.5	Regulatory Approval

Any adjustment to the Option Price or the number of Unissued Option Shares purchasable under the Plan pursuant to the operation of any one of paragraphs 5.1, 5.2 or 5.3 is subject to the approval of the Exchanges and any other governmental authority having jurisdiction.

6.	OPTIONS GRANTED TO U.S. PARTICIPANTS

6.1	Maximum Number of Shares for Incentive Stock Options

Notwithstanding any other provision of this Plan to the contrary (including, but not limited to, Section 3.3), the number of Shares available for granting Incentive Stock Options under the Plan may not exceed 10% of the total number of Shares outstanding on a non-diluted basis as of the later of: (i) date this Plan is initially adopted by the Board of Directors or (ii) the date the Plan is approved (or re-approved) by the shareholders of the Company, subject to adjustment in accordance with Article 5.

6.2	Special Requirements for Incentive Stock Options and Nonqualified Stock Options

The stock option agreement relating to any Option granted to a U.S. Participant shall specify whether such Option is an Incentive Stock Option or a Nonqualified Stock Option. If no such specification is made, the Option will be (a) an Incentive Stock Option if all of the requirements under the Code are satisfied or (b) in all other cases, a Nonqualified Stock Option. In addition to the other provisions of this Plan (and notwithstanding any other provision of this Plan to the contrary), the following limitations and requirements will apply to any Option granted to a U.S. Participant:

(a)	The exercise price payable per Share upon exercise of an Option will not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option;

(b)

The Company may use its reasonable efforts to ensure that any adjustment with respect to the exercise price for and number of Shares subject to an Option (including, but not limited to, the adjustments contemplated under Section 5) granted to a U.S. Participant pursuant to this Plan will be made so as to comply with, and not create any adverse consequences under, sections 424 and 409A of the Code;

(c)

With respect to any extension of an Expiry Date in accordance with paragraph 4.5 of the Plan, the term "Black-Out Period" shall mean a period of time during which, pursuant to the policies of the Company that are reasonably designed to ensure compliance with applicable securities laws or rules of the Exchanges, trading in Shares or Options is prohibited or restricted; and

(d)

With respect to the right of rescission provided in Section 4.6, such right shall be limited so as to comply with, and not to create any adverse consequences under, section 409A or any other provision of the Code.

6.3	Special Requirements for Incentive Stock Options

In addition to the other provisions of this Plan (and notwithstanding any other provision of this Plan to the contrary), the following limitations and requirements will apply to an Incentive Stock Option:

(a)

An Incentive Stock Option may be granted only to employees (including a director or officer who is also an employee) of the Company (or of any parent or subsidiary of the Company). For purposes of this Article 6, the term "employee" shall mean a person who is an employee for purposes of the Code and the terms "parent" and "subsidiary" shall have the meanings set forth in sections 424(e) and 424(f) of the Code;

(b)

The Company will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the date of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (under this Plan and all other plans of the Company and of any parent or subsidiary of the Company) exceeds US$100,000 or any limitation subsequently set forth in section 422(d) of the Code;

(c)

The exercise price payable per Share upon exercise of an Incentive Stock Option will not be less than 100% of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, the exercise price payable per Share upon exercise of such Incentive Stock Option will be not less than 110% of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option;

(d)

An Incentive Stock Option will terminate and no longer be exercisable no later than ten years after the date of grant of such Incentive Stock Option; provided, however, that in the case of a grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, such Incentive Stock Option will terminate and no longer be exercisable no later than five years after the date of grant of such Incentive Stock Option;

(e)

If a U.S. Participant who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Corporation) for any reason, whether voluntary or involuntary, other than death, permanent disability or cause, such Incentive Stock Option shall be exercisable by the U.S. Participant (to the extent such Incentive Stock Option was Vested on the date of cessation of employment) at any time prior to the earlier of (i) the date that is three months after the date of cessation of employment or (ii) the expiration of the term of such Incentive Stock Option. If a U.S. Participant who has been granted Incentive Stock Options ceases to be employed by the Corporation (or by any parent or subsidiary of the Corporation) because of the death or permanent disability of such U.S. Participant, such U.S. Participant, such U.S. Participant's personal representatives or administrators, or any person or persons to whom such Incentive Stock Option is transferred by will or the applicable laws of descent and distribution, may exercise such Incentive Stock Option (to the extent such Incentive Stock Option was Vested on the date of death or permanent disability, as the case may be) at any time prior to the earlier of (i) the date that is one year after the date of death or permanent disability, as the case may be, or (ii) the expiration of the term of such Incentive Stock Option. If a U.S. Participant who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Company) for cause, the right to exercise such Incentive Stock Option will terminate on the date of cessation of employment, unless otherwise determined by the directors. For purposes of this Article 6, the term "permanent disability" has the meaning assigned to that term in section 422(e)(3) of the Code;

(f)	An Incentive Stock Option granted to a U.S. Participant may be exercised during such U.S. Participant's lifetime only by such U.S. Participant;

(g)	An Incentive Stock Option granted to a U.S. Participant may not be transferred, assigned or pledged by such U.S. Participant, except by will or by the laws of descent and distribution; and

(h)	No Incentive Stock Option will be granted more than ten years after the earlier of the date this Plan is adopted by the Board or the date this Plan is approved by the shareholders of the Company.

7.	MISCELLANEOUS

7.1	Right to Employment

Neither this Plan nor any of the provisions hereof shall confer upon any Optionee any right with respect to employment or continued employment with the Company or any subsidiary of the Company or interfere in any way with the right of the Company or any subsidiary of the Company to terminate such employment.

7.2	Necessary Approvals

The Plan shall be effective only upon the approval of the shareholders of the Company given by way of an ordinary resolution. Any Options granted under this Plan prior to such approval shall only be exercised upon the receipt of such approval. Disinterested Shareholder Approval (as required by the Exchanges) will be obtained for any reduction in the exercise price of any Option granted under this Plan if the Optionee is an Insider of the Company at the time of the proposed amendment. The obligation of the Company to sell and deliver Shares in accordance with the Plan is subject to the approval of the Exchanges and any governmental authority having jurisdiction. If any Shares cannot be issued to any Optionee for any reason, including, without limitation, the failure to obtain such approval, then the obligation of the Company to issue such Shares shall terminate and any Option Price paid by an Optionee to the Company shall be immediately refunded to the Optionee by the Company.

7.3	Administration of the Plan

The Board shall, without limitation, have full and final authority in their discretion, but subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable in respect of the Plan. Except as set forth in paragraph 5.4, the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. Administration of the Plan shall be the responsibility of the appropriate officers of the Company and all costs in respect thereof shall be paid by the Company.

7.4	Withholding Taxes

The Company or any subsidiary of the Company may take such steps as are considered necessary or appropriate for the withholding and/or remittance of any taxes which the Company or any subsidiary of the Company is required by any law or regulation of any governmental authority whatsoever to withhold and/or remit in connection with any Option or Option exercise including, without limiting the generality of the foregoing, the withholding and/or remitting of all or any portion of any payment or the withholding of the issue of Common Shares to be issued upon the exercise of any Option until such time as the Optionee has paid to the Company or any subsidiary of the Company (in addition to the exercise price payable for the exercise of Options) the amount which the Company or subsidiary of the Company reasonably determines is required to be withheld and/or remitted with respect to such taxes.

7.5	Amendments to the Plan

The Board may from time to time, subject to applicable law and to the prior approval, if required, of the shareholders, the Exchanges or any other regulatory body having authority over the Company or the Plan, suspend, terminate or discontinue the Plan at any time, or amend or revise the terms of the Plan or of any Option granted under the Plan and the Option Agreement relating thereto, provided that no such amendment, revision, suspension, termination or discontinuance shall in any manner adversely affect any Option previously granted to an Optionee under the Plan without the consent of that Optionee.

7.6	Form of Notice

A notice given to the Company shall be in writing, signed by the Optionee and delivered to the head business office of the Company.

7.7	No Representation or Warranty

The Company makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

7.8	Compliance with Applicable Law

If any provision of the Plan or any Option Agreement contravenes any law or any order, policy, by-law or regulation of any regulatory body or Exchange having authority over the Company or the Plan, then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.

7.9	No Assignment

No Optionee may assign any of his or her rights under the Plan or any option granted thereunder.

7.10	Rights of Optionees

An Optionee shall have no rights whatsoever as a shareholder of the Company in respect of any of the Unissued Option Shares (including, without limitation, voting rights or any right to receive dividends, warrants or rights under any rights offering).

7.11	Conflict

In the event of any conflict between the provisions of this Plan and an Option Agreement, the provisions of this Plan shall govern.

7.12	Governing Law

The Plan and each Option Agreement issued pursuant to the Plan shall be governed by the laws of the province of British Columbia.

7.13	Time of Essence

Time is of the essence of this Plan and of each Option Agreement. No extension of time will be deemed to be or to operate as a waiver of the essentiality of time.

7.14	Entire Agreement

This Plan and the Option Agreement sets out the entire agreement between the Company and the Optionees relative to the subject matter hereof and supersedes all prior agreements, undertakings and understandings, whether oral or written.

Approved by the Board of Directors on ●, 2012

SCHEDULE "A"

AMERICAN NATURAL ENERGY CORPORATION

STOCK OPTION PLAN - OPTION AGREEMENT

[The following legend is required in respect of Options with an Option Price based on the Discounted Market Price: Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this agreement and any securities issued upon exercise thereof may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until ●, [four months and one day after the date of grant].]

This Option Agreement is entered into between ● (the "Company") and the Optionee named below pursuant to the Company's Stock Option Plan (the "Plan"), a copy of which is attached hereto, and confirms that:

1.	on ●, ● (the "Grant Date");

2.	● (the "Optionee");

3.	was granted the option (the "Option") to purchase ● Common Shares (the "Option Shares") of the Company;

4.	for the price (the "Option Price") of $● per share; [For U.S. Participants, Option Price may not be less than Fair Market Value as of the Grant Date]

5.	which shall be exercisable immediately commencing on the Grant Date [OR set forth applicable vesting schedule];

6.	terminating on the ●, ● (the "Expiry Date");

all on the terms and subject to the conditions set out in the Plan. For greater certainty, Option Shares continue to be exercisable until the termination or cancellation thereof as provided in this Option Agreement and the Plan.

The Optionee acknowledges that any Option Shares received by him upon exercise of the Option have not been registered under the United States Securities Act of 1933, as amended, or the Blue Sky laws of any state (collectively, the "Securities Acts"). The Optionee acknowledges and understands that the Company is under no obligation to register, under the Securities Acts, the Option Shares received by him or to assist him in complying with any exemption from such registration if he should at a later date wish to dispose of the Option Shares. [Following to be included in Option Agreements with "U.S. Persons" - The Optionee acknowledges that the Option Shares shall bear a legend restricting the transferability thereof, such legend to be substantially in the following form:

"The shares represented by this certificate have not been registered or qualified under the United States Securities Act of 1933, as amended or state securities laws. The shares may not be offered for sale, sold, pledged or otherwise disposed of unless so registered or qualified, unless an exemption exists or unless such disposition is not subject to U.S. federal or state securities laws, and the Company may require that the availability of any exemption or the inapplicability of such securities laws be established by an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company."]

To the extent that the Option is potentially subject to taxation under either Canada or the U.S. or both jurisdictions, the Optionee acknowledges that the Optionee has had adequate opportunity to obtain advice of independent tax counsel with respect to the tax treatment of the Option (including federal, state and provincial, as applicable). Furthermore, non-U.S. Optionees who are granted Options that are not subject to the restrictions applicable to U.S. Participants but who subsequently become subject to U.S. source income are strongly encouraged to seek advice of independent tax counsel to determine the applicability of U.S tax law to such Options.

By signing this Option Agreement, the Optionee acknowledges that the Optionee has read and understands the Plan and agrees to the terms and conditions of the Plan and this Option Agreement.

Acknowledgement – Personal Information

The Optionee hereby acknowledges and consents to:

(a)	the disclosure to the TSX Venture Exchange and all other regulatory authorities of all personal information of the undersigned obtained by the Company; and

(b)

the collection, use and disclosure of such personal information by the TSX Venture Exchange and all other regulatory authorities in accordance with their requirements, including the provision to third party service providers, from time to time.

IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the ● day of ●, ●.

●

Per:
Signature	Authorized Signatory

Print Name

Address

AMERICAN NATURAL ENERGY CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., CT, on January 9, 2013.

Vote by Internet

- Go to **www.investorvote.com/ANRU**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4.

1. Election of Directors:

Nominee	For	Withhold
01 - Michael K. Paulk	☐	☐
02 - Steven P. Ensz	☐	☐
03 - Douglas B. MacGregor	☐	☐
04 - James L. Ferraro	☐	☐
05 - William Yuan	☐	☐

Proposal	For	Against	Abstain
2. Approve the American Natural Energy Corporation 2012 Stock Option Plan.	☐	☐	☐
3. Approve the conversion of all debentures and the exercise of all warrants sold or to be sold by American Natural Energy Corporation to Palo Verde Acquisitions, LLC pursuant to the Securities Purchase Agreement dated August 13, 2012.	☐	☐	☐
4. Ratification of the appointment of accountants	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

4 3 D V 1 4 6 2 9 2 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MRA SAMPLE AND MR A SAMPLE AND MRA SAMPLE AND MRA SAMPLE AND MR A SAMPLE AND MRA SAMPLE AND MRA SAMPLE AND

01J51B

AMERICAN NATURAL ENERGY CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

000004

C 1234567890

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Vote by Internet

- Go to www.investorvote.com/ANRU
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Shareholder Annual Meeting Notice

1234 5678 9012 345

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders can be viewed and are available at www.annrg.com/annualmeetinginformation.pdf.

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.investorvote.com/ANRU.**
Step 2: Click on the icon on the right to view current meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

www.investorvote.com/ANRU

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. Otherwise you will not receive one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before January 2, 2013 to facilitate timely delivery.

C O Y

01U53C

Shareholder Annual Meeting Notice

American Natural Energy Corporation's Annual Meeting of Shareholders will be held on January 11, 2013 at 6100 South Yale Ave., Suite 2010, Tulsa, OK 74136 USA, at 10:00 a.m. Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote <u>FOR</u> the following proposals:

1. Election of Directors.
   01 – Michael K. Paulk
   02 – Steven P. Ensz
   03 – Douglas B. MacGregor
   04 – James L. Ferraro
   05 – William Yuan

2. Approve the American Natural Energy Corporation 2012 Stock Option Plan.
3. Approve the conversion of all debentures and the exercise of all warrants sold or to be sold by American Natural Energy Corporation to Palo Verde Acquisitions, LLC pursuant to the Securities Purchase Agreement dated August 13, 2012.
4. Ratification of the appointment of accountants

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions on how to attend the meeting are within the proxy statement.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.investorvote.com/ANRU.** Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials American Natural Energy Corporation" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by January 2, 2013.

01J53C